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                                                                    EXHIBIT 10.1



                           MBIA INSURANCE CORPORATION

                                INSURANCE POLICY

                                  JUNE 28, 2001



                                                      INSURANCE POLICY NO. 35634

OBLIGATIONS:        ABFS MORTGAGE LOAN TRUST 2001-2 MORTGAGE PASS-THROUGH
-----------         CERTIFICATES, SERIES 2001-2, CLASS A-1 WITH AN INITIAL CLASS
                    A-1 CERTIFICATE PRINCIPAL BALANCE OF $275,000,000 (THE
                    "CLASS A-1 CERTIFICATES"), CLASS A-2 WITH AN INITIAL CLASS
                    A-2 CERTIFICATE PRINCIPAL BALANCE OF $32,798,000 (THE "CLASS
                    A-2 CERTIFICATES"), CLASS A-3 WITH AN INITIAL CLASS A-3
                    CERTIFICATE PRINCIPAL BALANCE OF $23,278,000 (THE "CLASS A-3
                    CERTIFICATES"), CLASS A-4 WITH AN INITIAL CLASS A-4
                    CERTIFICATE PRINCIPAL BALANCE OF $23,924,000 (THE "CLASS A-4
                    CERTIFICATES"), AND CLASS A-IO WITH AN INITIAL CLASS A-IO
                    NOTIONAL AMOUNT OF $35,500,000 (THE "CLASS A-IO
                    CERTIFICATES" AND, TOGETHER WITH THE CLASS A-1, CLASS A-2,
                    CLASS A-3 AND CLASS A-4 CERTIFICATES, THE "CLASS A
                    CERTIFICATES").

BENEFICIARY:        THE CHASE MANHATTAN BANK, AS TRUSTEE (THE "TRUSTEE") UNDER
-----------         THE POOLING AND SERVICING AGREEMENT, DATED AS OF JUNE 28,
                    2001 (AS AMENDED OR OTHERWISE MODIFIED WITH THE CONSENT OF
                    MBIA, THE "P&S AGREEMENT") AMONG BEAR STEARNS ASSET BACKED
                    SECURITIES, INC., AS DEPOSITOR, AMERICAN BUSINESS CREDIT,
                    INC., AS SERVICER, AND THE TRUSTEE, FOR THE BENEFIT OF THE
                    CERTIFICATEHOLDERS.


         MBIA INSURANCE CORPORATION ("MBIA"), for consideration received, hereby unconditionally and irrevocably guarantees to the Trustee for the benefit of the Class A Certificateholders, subject to the terms of this Insurance Policy (this "Insurance Policy"), that an amount equal to each Insured Distribution will be received by the Trustee after claim by the Trustee, for distribution in accordance with the terms of the P&S Agreement; provided, however, that in no event shall any payment under this Insurance Policy be made in respect of or due to the failure by the Trustee to deliver to the Class A Certificateholders any amount due to the Class A Certificateholders under the terms of the Class A Certificates or the P&S Agreement from the funds then available for such payment on deposit in the Certificate Account or otherwise available to the Trustee for payment to the Certificateholders under the P&S Agreement, or the failure of the Trustee to deliver to any Class A Certificateholder any amount paid by MBIA hereunder. MBIA's obligations hereunder with respect to a particular Insured Distribution shall be discharged to the extent funds equal to the applicable Insured Distribution are received by the Trustee, whether or not such funds are properly applied by the Trustee. Insured Distributions shall be made only at the time set forth in this Insurance Policy, and no accelerated Insured

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Distributions shall be made regardless of any acceleration of the Obligations or any amounts due in respect thereof, unless such acceleration is at the sole option of MBIA.

         Notwithstanding the foregoing paragraph, this Insurance Policy does not cover shortfalls, if any, attributable to the liability of the Trust, any REMIC Trust or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability). In addition, this Insurance Policy does not cover any Class A-2 Available Funds Cap Carry-Forward Amount or Net Mortgage Loan Interest Shortfalls, nor does this Insurance Policy guarantee to the holders of the certificates any particular rate of principal distribution.

         Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the P&S Agreement.

         The following terms shall have the following meanings:

         "Deficiency Amount" means for either Mortgage Loan Group and any Distribution Date, the excess, if any of (i) the Required Distributions relating to such Mortgage Loan Group due on such date over (ii) the Available Funds with respect to such Mortgage Loan Group as of such date.

         "Insurance Agreement" shall mean the Insurance and Reimbursement Agreement, dated as of June 28, 2001 among MBIA, the Unaffiliated Seller, the Depositor, the Servicer, the Originators and the Trustee, as amended, restated or otherwise modified from time to time.

         "Insured Distribution" shall mean (i) with respect to either Mortgage Loan Group and any Distribution Date, the Deficiency Amount, if any, with respect to such Distribution Date and such Mortgage Loan Group and (ii) any Preference Amounts.

         "Preference Amount" means any amount previously distributed to a Certificateholder on or in respect of the Class A Certificates that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time in accordance with a final nonappealable order of a court having competent jurisdiction.

         "Required Distributions" means, with respect to (1) any Distribution Date occurring prior to December 25, 2031, the sum of (x) the Interest Distribution Amount for all Class A Certificates net of any Net Mortgage Loan Interest Shortfalls and Class A-2 Available Funds Cap Carry-Forward Amounts and
(y) the sum of the Over-collateralization Deficit(s) with respect to both Mortgage Loan Groups, and (2) the final scheduled Distribution Date on December 25, 2031, the sum of (x) the amount set forth in clause (1)(x) above and (y) the aggregate outstanding principal balance, if any, of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates, after giving effect to all other distributions of principal on the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates on that Distribution Date.

         MBIA will pay any Insured Distribution that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (a) a certified copy of the order requiring the return of a preference payment, (b) an opinion of counsel satisfactory to MBIA that such order is final and not subject to appeal, (c) an assignment


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in such form as is reasonably required by MBIA, irrevocably assigning to MBIA all rights and claims of the Certificateholder relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (d) appropriate instruments to effect the appointment of MBIA as agent for such Certificateholder in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to MBIA, provided that if such documents are received after 12:00 noon, New York City time, on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Certificateholder and not to any Certificateholder directly unless such Certificateholder has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Certificateholder.

         Payment of amounts in respect of any other Insured Distribution hereunder shall be made no later than 12:00 noon, New York City time, on the later of the Distribution Date on which the related Required Distribution is due or the third Business Day following receipt in New York, New York on a Business Day by MBIA and State Street Bank and Trust Company, N.A., as Fiscal Agent for MBIA, or any successor fiscal agent appointed by MBIA (the "Fiscal Agent"), of a notice for payment in the form of Exhibit A hereto ("Notice for Payment"), appropriately completed and executed by the Trustee; provided, that if Notice for Payment is received after 12:00 noon, New York City time, on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice for Payment received by the Fiscal Agent or MBIA is not in proper form or is otherwise insufficient for the purpose of making claim hereunder, it shall be deemed not to have been received by the Fiscal Agent or MBIA for purposes of this paragraph, and MBIA or the Fiscal Agent, as the case may be, shall promptly so advise the Trustee and the Trustee may submit amended documentation. Payments due hereunder, unless otherwise stated herein, will be disbursed to the Trustee by wire transfer of immediately available funds.

         The Fiscal Agent is the agent of MBIA only, and the Fiscal Agent shall in no event be liable to the Trustee for any acts of the Fiscal Agent or any failure of MBIA to deposit, or cause to be deposited, sufficient funds to make payments due under this Insurance Policy.

         MBIA hereby waives and agrees not to assert any and all rights to require the Trustee to make demand on or to proceed against any person, party or security prior to the Trustee demanding payment under this Insurance Policy.

         No defenses, set-offs and counterclaims of any kind available to MBIA so as to deny payment of any amount due in respect of this Insurance Policy will be valid and MBIA hereby waives and agrees not to assert any and all such defenses, set-offs and counterclaims, including, without limitation, any such rights acquired by subrogation, assignment or otherwise.

         This Insurance Policy is neither transferable nor assignable, in whole or in part, except to a successor Trustee duly appointed and qualified under the P&S Agreement. Such transfer and assignment shall be effective upon receipt by MBIA of a copy of the instrument effecting such transfer and assignment signed by the transferor and by the transferee, and a certificate, properly completed and signed by the transferor and the transferee (which shall be


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conclusive evidence of such transfer and assignment), and, in such case, the transferee instead of the transferor shall, without the necessity of further action, be entitled to all the benefits of and rights under this Insurance Policy in the transferor's place, provided that, in such case, the Notice for Payment presented hereunder shall be a certificate of the transferee and shall be signed by one who states therein that he or she is a duly authorized officer of the transferee.

         All notices, presentations, transmissions, deliveries and communications made by the Trustee to MBIA with respect to this Insurance Policy shall specifically refer to the number of this Insurance Policy and shall be made to MBIA at:

                MBIA Insurance Corporation
                113 King Street
                Armonk, New York 10504
                Attention: IPM Surveillance, Structured Finance
                Telephone: (914) 765-3779
                Facsimile: (914) 765-3810

         All notices, presentations, transmissions, deliveries and communications made by the Trustee to the Fiscal Agent with respect to this Insurance Policy shall specifically refer to the number of this Insurance Policy and shall be made to the Fiscal Agent at:

                State Street Bank and Trust Company, N.A.
                61 Broadway, 15th Floor,
                New York, New York 10006,
                Attention: Municipal Registrar and Paying Agency,
                Telephone: (212) 612-3458
                Facsimile: (212) 612-3201

or such other address, telephone number or facsimile number as MBIA may designate to the Trustee in writing from time to time. Each such notice, presentation, transmission, delivery and communication shall be effective only upon actual receipt by MBIA and the Fiscal Agent.

         The obligations of MBIA under this Insurance Policy are irrevocable, primary, absolute and unconditional (except as expressly provided herein) and neither the failure of the Trustee, the Depositor, the Servicer, any Originator, the Unaffiliated Seller or any other person to perform any covenant or obligation in favor of MBIA (or otherwise), nor the failure or omission to make a demand permitted hereunder, nor the commencement of any bankruptcy, debtor or other insolvency proceeding by or against the Trustee, the Depositor, the Servicer, any Originator, the Unaffiliated Seller or any other person shall in any way affect or limit MBIA's obligations under this Insurance Policy.

         This Insurance Policy and the obligations of MBIA hereunder shall terminate on the day (the "Termination Date") which is one year and one day following the date on which the outstanding principal balance of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates, has been reduced to zero. The Trustee shall, promptly following the Termination Date, deliver this Insurance Policy to MBIA at its office set forth above for cancellation.


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         Upon any payment hereunder, in furtherance and not in limitation of
MBIA's equitable right of subrogation and MBIA's rights under the Insurance Agreement, MBIA will be subrogated to the rights of the Class A Certificateholders in respect of which such payment was made to receive any and all amounts due in respect of the obligations in respect of which MBIA has made a payment hereunder, as set forth in the P&S Agreement.

         This Insurance Policy is not covered by the property/casualty insurance fund specified in Article Seventy-Six of the New York State insurance law.

         This Insurance Policy sets forth in full the undertaking of MBIA, and shall not, except with the prior written consent of the Trustee or otherwise in accordance with the express terms hereof, be modified, altered or affected by any other agreement or instrument, including any modification or amendment thereto and may not be canceled or revoked by MBIA.

         THIS INSURANCE POLICY SHALL BE CONSTRUED, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         In the event that the terms and provisions of this Insurance Policy conflicts with any terms and provisions regarding the obligations of MBIA set forth in the P&S Agreement or any agreement related thereto, then the terms and provisions of this Insurance Policy shall control.





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         IN WITNESS WHEREOF, MBIA has caused this Insurance Policy to be executed on the date first written above.

                                                    MBIA INSURANCE CORPORATION


                                                    By:
                                                        ------------------------
                                                        Name:
                                                        Title:











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                                      EXHIBIT A TO INSURANCE POLICY NUMBER 35634


MBIA Insurance Corporation
113 King Street
Armonk, New York 10504
Attention:  IPM Surveillance, Structured Finance
Telephone: (914) 765-3779
Facsimile: (914) 765-3810



                               NOTICE FOR PAYMENT
                       UNDER INSURANCE POLICY NUMBER 35634


         The Chase Manhattan Bank, not in its individual capacity, but solely as Trustee (the "Trustee"), hereby certifies to MBIA Insurance Corporation ("MBIA") with reference to that certain Insurance Policy, Number 35634 dated June 28, 2001 (the "Insurance Policy"), issued by MBIA in favor of the Trustee under that certain Pooling and Servicing Agreement dated as of March 1, 2001 (the "P&S Agreement"), among the Trustee, Bear Stearns Asset Backed Securities, Inc., as Depositor and American Business Credit, Inc., as Servicer as follows:

         1. The Trustee is the Trustee under the P&S Agreement and the Beneficiary under the Insurance Policy.

         2. The Trustee is entitled to make a demand under the Insurance Policy pursuant to Section 6.04 of the P&S Agreement.

[For a Notice for Payment in respect of a Distribution Date use the following paragraphs 3, 4, and 5.]

         3. This notice relates to the [insert date] Distribution Date. The Required Distribution, as specified, for such Distribution Date is $____________. The amount demanded by this notice does not exceed such Required Distribution.

         4. The Trustee demands payment of $____________, which is an amount equal to the amount, if any, by which the Required Distribution on such date exceeds the Available Funds which are available to pay such Required Distribution pursuant to the P&S Agreement;

         5. The foregoing amount demanded is to be paid in immediately available funds to the Certificate Insurance Payment Account at __________, account number
__________.

[For a Notice for Payment in respect of a Preference Amount use the following paragraphs 6 and 7.]


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         6. The Trustee hereby represents and warrants, based upon information available to it, that (i) the amount entitled to be drawn under the Insurance Policy on the date hereof in respect of Preference Amounts is $________, (ii) the Class A Certificateholders with respect to which the drawing is being made under the Insurance Policy have paid or simultaneously with such draw on the Insurance Policy will pay such Preference Amounts, and (iii) the documents required by the Insurance Policy to be delivered in connection with such Preference Amounts have previously been presented to MBIA or are attached hereto.

         7. The Preference Amount demanded is to be paid in immediately available funds by wire transfer to [____________].

[For a Notice for Payment relating to both a Preference Amount and a Distribution Date, use all of the foregoing paragraphs and renumber the second set of paragraphs 3-5 as paragraphs 6-8.]

         Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the P&S Agreement.

         IN WITNESS WHEREOF, this notice has been executed this ___ day of __________, _____.

                                                 _______________, as Trustee

                                                 By:______________________
                                                      Authorized Officer